UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Amundi Smith Breeden Total Return Bond Fund

Annual Report	October 31, 2015

Investment Advisor:

Amundi Smith Breeden LLC

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

TABLE OF CONTENTS

Shareholders’ Letter	1
Schedule of Investments	4

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended October 31, is available (i) without charge, upon request, by calling 1-855-ASB-7250; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015
(Unaudited)

Dear Shareholders:

Thank you for your support and investment since the Fund was launched on August 31, 2015. We appreciate your confidence in our firm and investment process to effectively scour the various sectors of the fixed income universe to find the most efficient sources of return for the Fund.

From the launch on August 31st through October 31st, the Fund returned 0.90% (Service Class Shares) and 1.00% (Institutional Class Shares) versus 0.69% for the Barclays U.S. Aggregate Bond Index. The main contributor to the Fund’s outperformance was an overweight relative to the benchmark in corporate bonds. Security selection in agency mortgage-backed securities and asset-backed securities contributed modestly to relative performance while security selection in commercial mortgage-backed securities and corporate bonds was a slight negative. The impact of changes in interest rates on relative performance was negligible as the duration of the Fund was in line with that of the benchmark.

Consistent with our emphasis on bottom-up sector and security selection based on valuation, the duration of the portfolio was similar to the benchmark at the end of the period. The Fund maintained diversified exposure to non-government US bonds, including investment-grade corporate bonds, high-yield corporate bonds, asset-backed securities, commercial-mortgage-backed securities and non-agency residential mortgage-backed securities. The Fund’s exposure to each of these sectors was greater than the exposure in the benchmark. The Fund also held exposure to government-related sectors including U.S. Treasury securities and agency mortgage-backed securities. Exposure to U.S. Treasury securities was lower than that of the benchmark while exposure to agency mortgage-backed securities was similar to that of the benchmark.

As we end this fiscal year, we remain steadfast in our belief that the combination of quantitative valuation tools and fundamental investment analysis to drive security selection and sector allocation decisions continues to be the most consistent source of returns available in the fixed income markets.

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities. Past performance is not a guarantee of future results.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015
(Unaudited)

Definition of the Comparative Index

Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015
(Unaudited)

Growth of a $500,000 Investment

Total Return for the Period Ended October 31, 2015*
Cumulative Inception to Date (1)
Service Class Shares	0.90%
Institutional Class Shares	1.00%
Barclays U.S. Aggregate Bond Index	0.69%

*	Commenced operations on August 31, 2015.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited) †

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
MORTGAGE-BACKED SECURITIES — 34.6%

	Face Amount	Value
Credit Suisse Commercial Mortgage Trust, Ser 2006-C3, Cl A3 5.998%, 06/15/38 (A)	$275,134	$277,112
Credit Suisse Commercial Mortgage Trust, Ser 2006-C5, Cl A3 5.311%, 12/15/39	186,095	189,563
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA1, Cl M2 2.844%, 03/25/28 (A)	250,000	249,012
FHLMC, TBA 3.500%, 12/01/40	1,700,000	1,761,160
FNMA 4.000%, 08/01/45	124,977	133,729
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2 4.197%, 05/25/25 (A)	90,000	85,609
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2 5.194%, 07/25/25 (A)	159,000	158,404
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2 5.894%, 04/25/28 (A)	140,000	142,571
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 2M2 5.744%, 04/25/28 (A)	60,000	60,881

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FNMA, Pool #AB6593 3.000%, 10/01/42	$278,425	$282,331
FNMA, Pool #AB8715 3.000%, 03/01/43	198,476	201,135
FNMA, Pool #AL7121 3.000%, 01/01/44	194,291	196,921
FNMA, Pool #AS3561 4.500%, 10/01/44	96,906	105,079
FNMA, Pool #AY8856 3.500%, 09/01/45	138,910	144,691
FNMA, Pool #AY8857 4.000%, 09/01/45	214,594	229,357
FNMA, Pool #AY8859 4.000%, 10/01/45	128,966	137,838
FNMA, Pool #MA2078 4.000%, 11/01/44	101,241	107,830
FNMA, TBA 4.500%, 12/01/40	700,000	757,652
4.000%, 12/01/41	1,200,000	1,275,047
GNMA 3.500%, 11/20/44	107,139	112,691
GNMA, Pool #AM5249 3.500%, 05/20/45	143,345	150,780
GNMA, Pool #AQ0095 3.500%, 05/20/45	110,000	115,861
GNMA, Pool #AL4517 3.500%, 02/20/45	121,061	127,152
GNMA, TBA 3.500%, 12/15/41	390,000	407,679
3.000%, 12/01/42	800,000	815,343
GS Mortgage Securities Trust, Ser 2006-GG8, Cl A4 5.560%, 11/10/39	297,930	301,902
Invitation Home Trust, Ser 2014-SFR1, Cl F 3.947%, 06/17/31	70,000	66,650
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2007-CIBC19, Cl A4 5.695%, 02/12/49 (A)	286,495	298,993
LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Cl A4 6.029%, 06/15/38 (A)	292,370	296,767

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Progress Residential Trust, Ser 2015-SFR1, Cl F 4.547%, 02/17/32	$150,000	$144,727
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C28, Cl A4 5.572%, 10/15/48	122,669	125,102
Wells Fargo Commercial Mortgage Trust, Ser 2015-C26, Cl D 3.586%, 02/15/48 (B)	200,000	153,269
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC16, Cl D 3.938%, 08/15/50 (B)	225,000	181,941
Wells Fargo Commercial Mortgage Trust, Ser 2015-LC22 4.538%, 09/15/58	225,000	188,184
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS1, Cl D 4.242%, 05/15/48 (A)	180,000	148,098
Wells Fargo Commercial Mortgage Trust, Ser 2015- SG1, Cl D 4.471%, 12/15/47 (A)	55,000	45,997
WFRBS Commercial Mortgage Trust, Ser 2013-C17, Cl A4 4.023%, 12/15/46	105,000	112,509
WFRBS Commercial Mortgage Trust, Ser 2013-C18, Cl A5 4.162%, 12/15/46 (A)	180,000	194,699

Total Mortgage-Backed Securities (Cost $10,521,053)		10,484,266

CORPORATE OBLIGATIONS — 30.5%
CONSUMER DISCRETIONARY — 3.0%
21st Century Fox America 3.700%, 10/15/25 (B)	55,000	55,006
CCO Safari II 4.908%, 07/23/25 (B)	125,000	127,060
Ford Motor Credit 2.459%, 03/27/20	215,000	210,498
General Motors Financial 4.300%, 07/13/25	155,000	157,741
Home Depot 3.350%, 09/15/25	190,000	194,935

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER DISCRETIONARY — continued
L Brands 6.875%, 11/01/35 (B)	$30,000	$31,163
Toll Brothers Finance 4.875%, 11/15/25	75,000	74,906
Viacom 5.250%, 04/01/44	75,000	65,179

		916,488

CONSUMER STAPLES — 1.1%
CVS Health 5.125%, 07/20/45	105,000	112,569
Mead Johnson Nutrition 4.125%, 11/15/25	10,000	10,101
3.000%, 11/15/20	20,000	20,081
Reynolds American 4.450%, 06/12/25	185,000	193,046

		335,797

ENERGY — 2.2%
Calumet Specialty Products Partners 7.750%, 04/15/23 (B)	60,000	57,000
Devon Energy 5.000%, 06/15/45	65,000	60,303
Enbridge Energy Partners 4.375%, 10/15/20	15,000	15,194
Kinder Morgan 5.550%, 06/01/45	135,000	113,650
Petroleos Mexicanos 6.375%, 01/23/45	170,000	161,075
Valero Energy 6.625%, 06/15/37	95,000	105,085
Williams Partners 3.600%, 03/15/22	165,000	148,861

		661,168

FINANCIALS — 15.4%
ACE INA Holdings 4.350%, 11/03/45	15,000	15,185
3.350%, 05/03/26	15,000	15,051
American Express Credit MTN 2.600%, 09/14/20	150,000	151,141
American International Group 4.800%, 07/10/45	150,000	154,729

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIAL — continued
Bank of America MTN 3.875%, 08/01/25	$180,000	$183,134
Bank of Tokyo-Mitsubishi UFJ 2.750%, 09/14/20 (B)	200,000	201,377
Branch Banking & Trust 3.625%, 09/16/25	250,000	250,743
Capital One Financial 3.200%, 02/05/25	120,000	115,791
Citigroup 4.450%, 09/29/27	300,000	299,731
4.400%, 06/10/25	150,000	151,619
Corrections Corp of America 5.000%, 10/15/22	45,000	45,563
Goldman Sachs Group 5.375%, 12/31/49	300,000	297,001
4.750%, 10/21/45	35,000	35,501
Invesco Finance 3.750%, 01/15/26	30,000	30,224
JPMorgan Chase 4.850%, 02/01/44	90,000	95,886
4.250%, 10/01/27	375,000	376,373
KKR Group Finance III 5.125%, 06/01/44 (B)	65,000	64,233
L Street Securities , Ser 2015-CH1, Cl M1 2.258%, 10/25/25	95,000	95,038
Liberty Mutual Group 4.250%, 06/15/23 (B)	177,000	181,411
Lloyds Bank 3.500%, 05/14/25	200,000	200,290
Marsh & McLennan 3.750%, 03/14/26	225,000	226,491
McGraw Hill Financial 3.300%, 08/14/20 (B)	200,000	203,526
MetLife 4.050%, 03/01/45	80,000	75,726
Mizuho Bank 2.700%, 10/20/20 (B)	200,000	200,228
Morgan Stanley MTN 4.000%, 07/23/25	285,000	293,079

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Nordea Bank MTN 2.500%, 09/17/20 (B)	$200,000	$201,003
Wells Fargo MTN 3.550%, 09/29/25	500,000	500,717

		4,660,791

HEALTH CARE — 2.5%
Baxalta 5.250%, 06/23/45 (B)	100,000	101,848
Biogen 5.200%, 09/15/45	30,000	30,255
Celgene 3.550%, 08/15/22	145,000	147,339
Fresenius US Finance II 4.500%, 01/15/23 (B)	135,000	138,206
Gilead Sciences 4.750%, 03/01/46	150,000	151,737
HealthSouth 5.750%, 09/15/25 (B)	125,000	124,453
St. Jude Medical 2.800%, 09/15/20	75,000	75,441

		769,279

INDUSTRIALS — 2.2%
American Airlines , Ser 2015-2, Cl A 4.000%, 09/22/27	120,000	120,750
3.600%, 09/22/27	70,000	70,910
Burlington Northern Santa Fe 3.650%, 09/01/25	140,000	142,738
Georgia-Pacific 2.539%, 11/15/19 (B)	225,000	225,767
Norfolk Southern 4.450%, 06/15/45	95,000	92,510

		652,675

INFORMATION TECHNOLOGY — 0.7%
Apple 4.375%, 05/13/45	100,000	99,634
Hewlett Packard Enterprise 4.900%, 10/15/25 (B)	25,000	24,704
3.600%, 10/15/20 (B)	45,000	45,321

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY — continued
Microsoft 3.125%, 11/03/25	$35,000	$35,417

		205,076

TELECOMMUNICATION SERVICES — 2.0%
AT&T 4.750%, 05/15/46	170,000	156,087
Frontier Communications 11.000%, 09/15/25 (B)	170,000	178,180
10.500%, 09/15/22 (B)	55,000	57,063
Verizon Communications 6.550%, 09/15/43	180,000	215,465

		606,795

UTILITIES — 1.4%
Electricite de France 4.950%, 10/13/45 (B)	55,000	54,488
Ferrellgas 6.750%, 06/15/23 (B)	30,000	27,675
Southern 2.750%, 06/15/20	335,000	333,169

		415,332

Total Corporate Obligations (Cost $9,153,308)		9,223,401

ASSET-BACKED SECURITIES — 14.3%
American Homes 4 Rent, Ser 2015-SFR2, Cl E 6.070%, 10/17/45	100,000	99,390
AmeriCredit Automobile Receivables Trust, Ser 2012-1, Cl D 4.720%, 03/08/18	695,000	706,476
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl D 2.190%, 09/20/21	365,000	365,000
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl D 3.690%, 02/20/19	125,000	127,820
Citibank Credit Card Issuance Trust, Ser 2006-A7, Cl A 7 0.397%, 12/17/18 (A)	170,000	169,520
Drive Auto Receivables Trust, Ser 2015-AA, Cl D 4.120%, 07/15/22 (B)	217,000	216,159
Drive Auto Receivables Trust, Ser 2015-BA, Cl D 3.840%, 07/15/21 (B)	300,000	296,111

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Drive Auto Receivables Trust, Ser 2015-DA, Cl C 3.380%, 11/15/21 (B)	$150,000	$149,887
Santander Drive Auto Receivables Trust, Ser 2011-3, Cl D 4.230%, 05/15/17	185,585	186,626
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl D 3.640%, 05/15/18	305,000	310,136
Santander Drive Auto Receivables Trust, Ser 2012-4, Cl C 2.940%, 12/15/17	188,038	189,295
Santander Drive Auto Receivables Trust, Ser 2012-4, Cl D 3.500%, 06/15/18	150,000	152,562
Santander Drive Auto Receivables Trust, Ser 2012-5, Cl D 3.300%, 09/17/18	360,000	366,261
Santander Drive Auto Receivables Trust, Ser 2013-4, Cl D 3.920%, 01/15/20	500,000	514,598
SLM Student Loan Trust, Ser 2008-9, Cl A 1.820%, 04/25/23 (A)	215,154	216,290
Synchrony Credit Card Master Note Trust, Ser 2015-3, Cl A 1.740%, 09/15/21	265,000	265,413

Total Asset-Backed Securities (Cost $4,336,562)		4,331,544

U.S. TREASURY OBLIGATIONS — 34.8%
U.S. Treasury Bill 0.240%, 03/03/16 (C) (D)	200,000	199,931

U.S. Treasury Bond 3.000%, 05/15/45	137,000	138,618

U.S. Treasury Inflation Indexed Bond 1.375%, 02/15/44	281,215	291,372

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
U.S. Treasury Note 2.000%, 08/15/25	$38,000	$37,495
1.375%, 08/31/20	3,151,000	3,133,685
1.000%, 08/15/18	3,882,000	3,881,193
0.625%, 08/31/17	2,875,000	2,870,469

		9,922,842

Total U.S. Treasury Obligations (Cost $10,536,954)		10,552,763

Total Investments — 114.2% (Cost $34,547,877)		$34,591,974

SCHEDULE OF SECURITIES SOLD SHORT
MORTGAGE-BACKED SECURITY — (0.3)%
FNMA, TBA 3.500%, 11/01/40 (Proceeds $104,313)	(100,000)	$(104,069)

Total Securities Sold Short — (0.3)% (Proceeds $104,313)		$(104,069)

A list of the open futures contracts held by the Fund at October 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
10-Year USD Deliverable Interest Rate Swap Future	(9)	Dec-2015	$(931,781)	$(2,272)
U.S. 10-Year Treasury Note	(17)	Dec-2015	(2,170,688)	991
U.S. 2-Year Treasury Note	7	Dec-2015	1,530,594	(2,174)
U.S. 5-Year Treasury Note	6	Dec-2015	718,641	(4,000)
U.S. Long Treasury Bond	(1)	Dec-2015	(156,438)	2,341
U.S. Ultra Long Treasury Bond	6	Dec-2015	958,500	(10,890)

				$(16,004)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

For the period ended October 31, 2015, the Fund had an average volume of 15 futures contracts held long with an average notional value of $2,428,218 and 24 futures contracts held short with an average notional value of $(2,948,301).

A list of the outstanding centrally cleared credit default swaps held by the Fund at October 31, 2015, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount	Fees Paid	Net Unrealized Appreciation
JPMorgan Chase Bank	CDX.NA.HY, SERIES 25, VERSION 1	Sell	5.00%	12/20/20	$(1,300,000)	$10,514	$32,044
JPMorgan Chase Bank	CDX.NA.IG, SERIES 25, VERSION 1	Sell	1.00%	12/20/20	(3,500,000)	31,885	4,532

							$36,576

For the period ended October 31, 2015, the total amount of all open swap contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $30,290,235.

(A)	Floating rate security - Rate disclosed is the rate in effect on October 31, 2015.
(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.
(C)	The rate reported is the effective yield at time of purchase.
(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

Ser — Series

TBA — To Be Announced

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

The following is a list of the inputs used as of October 31, 2015 when valuing the Fund’s investments and other financial instruments at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$10,484,266	$—	$10,484,266
Corporate Obligations	—	9,223,401	—	9,223,401
Asset-Backed Securities	—	4,331,544	—	4,331,544
U.S. Treasury Obligations	—	10,552,763	—	10,552,763

Total Investments in Securities	$—	$34,591,974	$—	$34,591,974

Securities Sold Short	Level 1	Level 2	Level 3	Total
Mortgage-Backed Security	$—	$(104,069)	$—	$(104,069)

Total Securities Sold Short	$—	$(104,069)	$—	$(104,069)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Interest Rate Futures Contracts*
Appreciation	$3,332	$—	$—	$3,332
Depreciation	(19,336)	—	—	(19,336)
Centrally Cleared Credit Default Swaps*
Appreciation	—	36,576	—	36,576

Total Other Financial Instruments	$(16,004)	$36,576	$—	$20,572

* Futures and swap contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For the period ended October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $34,547,877)	$34,591,974
Cash Equivalent	1,105,723
Receivable for Investment Securities Sold	5,742,829
Cash Collateral on Swaps Contracts	138,271
Interest Receivable	137,724
Deferred Offering Costs	54,167
Receivable Due from Adviser	37,444
Foreign Tax Reclaim Receivable	11
Receivable for Variation Margin	6,375
Prepaid Expenses	1,519

Total Assets	41,816,037

Liabilities:
Payable for Securities Sold Short (Proceeds $104,313)	104,069
Payable for Investment Securities Purchased	11,353,521
Payable due to Administrator	8,493
Payable for Variation Margin	4,859
Payable due to Trustees	3,000
Chief Compliance Officer Fees Payable	933
Shareholder Servicing Fees Payable - Service Class Shares	331
Other Accrued Expenses and Other Payables	50,596

Total Liabilities	11,525,802

Net Assets	$30,290,235

NET ASSETS CONSIST OF:
Paid-in Capital	$30,000,100
Undistributed Net Investment Income	113,419
Accumulated Net Realized Gain on Investments, Securities Sold Short, Futures Contracts and Swap Contracts	111,803
Net Unrealized Appreciation on Investments and Securities Sold Short	44,341
Net Unrealized Depreciation on Futures Contracts	(16,004)
Net Unrealized Appreciation on Swap Contracts	36,576

Net Assets	$30,290,235

Service Class Shares:
Net Assets	$1,009,350
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	100,000
Net Asset Value Offering and Redemption Price, Per Share	$10.09

Institutional Class Shares:
Net Assets	$29,280,885
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	2,900,010
Net Asset Value Offering and Redemption Price, Per Share	10.10

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
FOR THE PERIOD ENDED
OCTOBER 31, 2015*

STATEMENT OF OPERATIONS
Investment Income:
Interest	$116,677
Less: Foreign Taxes Withheld	(90)

Total Investment Income	116,587

Expenses:
Investment Advisory Fees	19,861
Administration Fees	16,712
Trustees’ Fees	3,000
Chief Compliance Officer Fees	933
Shareholder Serving Fees - Service Class Shares	331
Audit Fees	25,000
Offering Costs (See Note 2)	11,530
Transfer Agent Fees	9,868
Printing Fees	9,000
Pricing Expense	8,884
Legal Fees	7,542
Registration and Filing Fees	2,015
Custodian Fees	811
Other Expenses	1,133

Total Expenses	116,620

Less:
Investment Advisory Fee Waiver	(19,861)
Reimbursement from Adviser	(74,079)

Net Expenses	22,680

Net Investment Income	93,907

Net Realized Gain (Loss) on:
Investments	76,607
Securities Sold Short	(328)
Futures Contracts	30,401
Swap Contracts	24,635

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	44,097
Securities Sold Short	244
Futures Contracts	(16,004)
Swap Contracts	36,576

Net Realized and Unrealized Gain on Investments	196,228

Net Increase in Net Assets Resulting from Operations	$290,135

*	Commenced operations on August 31, 2015.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended October 31, 2015*
Operations:
Net Investment Income	$93,907
Net Realized Gain on Investments, Securities Sold Short, Futures Contracts and Swap Contracts	131,315
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts and Swap Contracts	64,913

Net Increase in Net Assets Resulting From Operations	290,135

Capital Share Transactions:
Service Class Shares
Issued	1,000,000

Net Service Class Share Transactions	1,000,000

Institutional Class Shares
Issued	29,000,100

Net Institutional Class Share Transactions	29,000,100

Net Increase in Net Assets From Capital Share Transactions	30,000,100

Total Increase in Net Assets	30,290,235

Net Assets:
Beginning of Period	—

End of Period (including Undistributed Net Investment Income of $113,419)	$30,290,235

Shares Transactions:
Service Class Shares
Issued	100,000

Net Increase in Service Class Shares	100,000

Institutional Class Shares
Issued	2,900,010

Net Increase in Institutional Class Shares	2,900,010

*	Commenced operations on August 31, 2015.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

Service Class Shares
Period Ended October 31, 2015*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income**	0.03
Net Realized and Unrealized Gain	0.06

Total from Investment Operations	0.09

Net Asset Value, End of Period	$10.09

Total Return†	0.90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,009
Ratio of Expenses to Average Net Assets	0.65%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.54%††
Ratio of Net Investment Income to Average Net Assets	1.70%††
Portfolio Turnover Rate	79%†††

*	Commenced operations on August 31, 2015.
**	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

Institutional Class Shares
Period Ended October 31, 2015*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income**	0.03
Net Realized and Unrealized Gain	0.07

Total from Investment Operations	0.10

Net Asset Value, End of Period	$10.10

Total Return†	1.00%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$29,281
Ratio of Expenses to Average Net Assets	0.45%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.34%††
Ratio of Net Investment Income to Average Net Assets	1.90%††
Portfolio Turnover Rate	79%†††

*	Commenced operations on August 31, 2015.
**	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 12 funds. The financial statements herein are those of the Amundi Smith Breeden Total Return Bond Fund (the “Fund”). The investment objective of the Fund is to generate total return, consisting of income and capital appreciation. The Fund is diversified. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2015, there were no fair valued securities.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. Futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Amundi Smith Breeden LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

●

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

For the period ended October 31, 2015, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year end, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — The Fund utilized futures contracts during the period ended October 31, 2015. To the extent consistent with its Investment Objective and Strategies, the Fund used futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2015.

Swap Contracts — To the extent consistent with its Investment Objective and Strategies, the Fund invests in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. Swap contracts were used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments. The Fund buys credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund sells credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Credit default swaps involve periodic payments by the Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process.

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statement of Assets and Liabilities reflect, if any, unrealized

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. In connection with swap agreements, securities may be set aside as collateral by the Fund’s custodian.

Entering into swap contracts involves, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. As of October 31, 2015, the Fund has entered into swap contracts as shown on the Schedule of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, they will not be able to implement its investment strategy. As of October 31, 2015, the Fund swap agreements were with one counterparty.

Securities Sold Short — As consistent with the Fund’s investment objectives, the Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements until the short position is closed out. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

(ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short positions. As of October 31, 2015, Fund had open short positions.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared or interest accrued on short positions. Such amounts are recorded on the ex-dividend date as dividend expense or interest expense on securities sold short.

Mortgage-Backed To-Be-Announced Securities — The Fund may enter into mortgage-backed to-be-announced securities (“TBAs”). These financial instruments are subject to varying degrees of market and credit risk. TBAs provide for the delayed delivery of the underlying instrument. The contractual or notional amounts related to these financial instruments adjusted for unrealized market valuation gains or losses are recorded on a trade date basis. The credit risk related to settlements is limited to the unrealized market valuation gains or losses recorded in the statement of operations. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest rates.

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

Deferred Offering Costs – Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2015, the remaining amount still to be amortized for the Fund was $54,167.

Redemption Fees — The Fund retains a maximum redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the period ended October 31, 2015, the Fund did not retain any redemption fees.

3. Credit Derivatives:

The Fund may use credit default swaps to reduce risk where the Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAP INDEX
REFERENCE ASSET	Corporate Debt	Sovereign Debt	Asset Backed Securities	Corporate Debt	Total
Fair value of written credit derivatives	$—	$—	$—	$78,975	$78,975
Maximum potential amount of future payments	—	—	—	4,800,000	4,800,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM	0-6 Months	6-12 Months	1-5 Years	5-10 Years	> 10 Years	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$4,800,000	$—	$—	$4,800,000
101-200	—	—	—	—	—	—
201- 300	—	—	—	—	—	—
301-400	—	—	—	—	—	—
> than 400	—	—	—	—	—	—
Total	—	—	$4,800,000	—	—	$4,800,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

4. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of October 31, 2015, was as follows:

	Asset Derivatives			Liability Derivatives
Statement of Assets and Liability Location		Fair Value		Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:
Credit contracts	Net Assets — Unrealized			Net Assets — Unrealized
	appreciation on swap contracts	$36,576	†	depreciation on swap contracts	$-
Interest rate contracts	Net Assets — Unrealized			Net Assets — Unrealized
	appreciation on futures contracts	3,332	*	depreciation on futures contracts	19,336	*

Total Derivatives not accounted for as hedging instruments		$39,908			$19,336

†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments.

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2015, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Swap Contracts	Total
Credit contracts	$-	$24,635	$24,635
Interest rate contracts	30,401	-	30,401
Total	$30,401	$24,635	$55,036

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Swap Contracts	Total
Credit contracts	$-	$36,576	$36,576
Interest rate contracts	(16,004)	-	(16,004)
Total	$(16,004)	$36,576	$20,572

5. Offsetting Assets and Liabilities:

The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

The following is a summary of assets and liabilities for exchange-traded or centrally cleared financial derivative instruments of the Fund as of October 31, 2015:

Financial Derivative Assets			Financial Derivative Liabilities
Variation Margin Asset			Variation Margin Liability

Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
$ 6,375	$ -	$ 6,375	$ 4,859	$ -	$ 4,859

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial

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statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

As of October 31, 2015, the Fund did not hold any OTC financial derivative instruments.

6. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

7. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended October 31, 2015, the Fund paid $16,712 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.20% annually of the average daily net assets attributable to Service Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the period ended October 31, 2015, the Fund incurred shareholder servicing fees of $331.

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Atlantic Fund Services, LLC serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

8. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s Service Class Shares’ average daily net assets and 0.45% of the Fund’s Institutional Class Shares’ average daily net assets until February 28, 2017 (the “Expense Limitation”). If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the Expense Limitation to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2017. As of October 31, 2015, fees which were previously waived by the Adviser that can be recaptured, up to the expense cap in place at the time the expenses were waived, were $93,940, expiring in 2018.

9. Investment Transactions:

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments and futures, during the period ended October 31, 2015, were as follows:

	U.S. Government	Other	Total
Purchases	$39,905,550	$16,148,781	$56,054,331
Sales	23,036,477	1,980,429	25,016,906

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10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences are primarily attributable to paydowns and swap income adjustment have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$ 19,512	$ (19,512)

These reclassifications have no impact on net assets or net asset value per share.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$212,994
Undistributed Long-Term Capital Gain	15,685
Unrealized Appreciation	79,581
Other Temporary Differences	(18,125)

Total Distributable Earnings	$290,135

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for the investments held (excluding, swap contracts, futures contracts, securities sold short and foreign currency) by the Fund at October 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 34,549,212	$118,035	$(75,273)	$42,762

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11. Concentration of Risks:

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset-Backed Securities Risk — Payment of principal and interest on ABS is dependent largely on the cash flows generated by the assets backing the ABS, and ABS may not have the benefit of any security interest in the related assets.

Commercial Mortgage-Backed Securities Risk — CMBS are subject to the general risks of MBS discussed below. Further, the repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate or the existence of independent income or assets of the borrower.

Counterparty Risk — The Fund is subject to the risk that the other party to a transaction will not fulfill its contractual obligations. In addition, in the event of the bankruptcy of a broker, the Fund could be subject to significant losses with respect to both open positions and assets on deposit with such broker as margin.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, liquidity risk and correlation risk. Market risk, leverage risk and liquidity risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

High Yield Bond Risk — Fixed income securities rated below investment grade involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Investment Style Risk — The risk that fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

12. Other:

At October 31, 2015, 100% of Service Class Shares outstanding were held by 1 record shareholder and 100% of Institutional Class Shares outstanding were held by 1 record shareholder each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

Amundi Smith Breeden Total Return Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Amundi Smith Breeden Total Return Bond Fund (one of the series constituting The Advisors’ Inner Circle Fund III (the “Trust”)) as of October 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 31, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amundi Smith Breeden Total Return Bond Fund (one of the series constituting The Advisors’ Inner Circle Fund III) at October 31, 2015, and the results of its operations, the changes in its net assets and its financial highlights for the period from August 31, 2015 (commencement of operations) to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2015

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015 to October 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited) – concluded

	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Service Class Shares	$1,000.00	$1,009.00	0.65%	$1.09	**
Institutional Class Shares	1,000.00	1,010.00	0.45	0.76	**
Hypothetical 5% Return
Service Class Shares	$1,000.00	$1,021.93	0.65%	$3.31
Institutional Class Shares	1,000.00	1,022.94	0.45	2.29

*

Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period from inception to period end).

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS [3,4]
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JON C. HUNT 64 yrs. old	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE 61 yrs. old	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 12 funds in The Advisors’ Inner Circle Fund III.

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deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-ASB-7250 (1-855-272-7250). The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of City National Rochdale Funds and O’Connor EQUUS (closed-end investment company), Winton Series Trust and Winton Diversified Opportunities Fund (closed-end investment company). Member of Independent Committee of Nuveen Commodities Asset Management.

Current Directorships: Independent Director of Victory Funds. Trustee of AXA Premier VIP Trust, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and JP Morgan Active ETFs.

Former Directorships: Director of ICI Mutual Insurance Company to 2013.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
RANDALL S. YANKER 55 yrs. old	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2014)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
ROBERT NESHER 69 yrs. old	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 12 funds in The Advisors’ Inner Circle Fund III.

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Other Directorships Held by Board Members[4]

Current Directorships: Trustee of O’Connor EQUUS (closed-end investment company), Winton Series Trust and Winton Diversified Opportunities Fund (closed-end investment company). Independent Non-Executive Director of HFA Holdings Limited.

None.
None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 53 yrs. old	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund II, Bishop Street Funds, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, and The KP Funds. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014- present). Associate Stradley Ronon Stevens & Young (2009-2014).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 12 funds in The Advisors’ Inner Circle Fund III.

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Other Directorships Held by Officer

None.
None.
None.
None.
None.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on June 24, 2015 (the “June 2015 Meeting”) to decide whether to approve the Fund’s advisory agreement for an initial two-year term (the “June 2015 Agreement”). At the time of the June 2015 Meeting, Société Générale owned approximately 20% of the outstanding voting securities of Amundi Group, the Adviser’s ultimate parent company, and Société Générale representatives comprised one-third of the board of directors of Amundi Group (the “Amundi Group Board”). Société Générale therefore may have been deemed to control Amundi Group, and the Adviser, under the 1940 Act. On November 12, 2015, in connection with the initial public offering of Amundi Group (the “Transaction”), Société Générale’s ownership of Amundi Group voting securities and representation on the Amundi Group Board was reduced below the level at which Société Générale may be deemed to control Amundi Group, and the Adviser, under the 1940 Act. In anticipation of this change in control of the Adviser under the 1940 Act resulting in the assignment, and automatic termination, of the June 2015 Agreement, a Board meeting was held on September 17, 2015 (the “September 2015 Meeting”) to decide whether to approve an interim advisory agreement for a term of up to 150 days (the “Interim Agreement”) and a new advisory agreement for an initial term of two years (the “New Agreement,” and, together with the Interim Agreement, the “September 2015 Agreements”) for the Fund.

At the September 2015 Meeting, in connection with its approval of the September 2015 Agreements, the Board considered materials provided by the Adviser and reviewed by the Board in advance of the September 2015 Meeting that detailed, among other things, the terms, conditions and expected timing of the Transaction, the reasons that the Adviser was undergoing the Transaction, the implications of the Transaction on the Adviser’s business and the pre- and post-Transaction structure of the Adviser. In recognition of the fact that the Transaction had not been consummated at the time of the September 2015 Meeting and that the Board was being asked to approve the Adviser as it was expected to exist after the consummation of the Transaction as the adviser to the Fund, the materials provided by the Adviser addressed both the Adviser as it existed at the time of the September 2015 Meeting and the Adviser as it was expected to exist after the consummation of the Transaction. The Board, in considering the September 2015 Agreements in the context of the Transaction, relied upon representations from the

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Adviser that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by the Adviser that are discussed below; (ii) the Adviser did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Fund were not expected to change in connection with the Transaction.

At the September 2015 Meeting, the Board also considered the terms of the September 2015 Agreements and noted that the terms of the September 2015 Agreements were identical to those of the June 2015 Agreement except for the date. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the approval of the June 2015 Agreement, which occurred at the June 2015 Meeting, as part of its considerations to approve the September 2015 Agreements.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s initial approval of the June 2015 Agreement at the June 2015 Meeting and the conclusions made by the Board when determining to approve the June 2015 Agreement.

Prior to the June 2015 Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the June 2015 Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the June 2015 Meeting, to help them decide whether to approve the June 2015 Agreement for an initial two-year term.

Specifically, prior to the June 2015 Meeting, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

June 2015 Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the June 2015 Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the June 2015 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the June 2015 Agreement. In considering the approval of the June 2015 Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed June 2015 Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the

THE ADVISORS’ INNER CIRCLE FUND III	AMUNDI SMITH BREEDEN
TOTAL RETURN BOND FUND
OCTOBER 31, 2015

advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

At the June 2015 Meeting, the Fund was new and had not commenced operations. Therefore, the Fund did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Fund’s advisory agreement.

Approval of the Agreements

At the June 2015 Meeting and the September 2015 Meeting, respectively, based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the June 2015 Agreement and the September 2015 Agreements, as applicable, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the June 2015 Agreement and the September 2015 Agreements and recommend the approval of the New Agreement to the Fund’s shareholders. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Amundi Smith Breeden Funds

c/o Atlantic Fund Services, LLC

Three Canal Plaza, Ground Floor

Portland, ME 04101

1-855-ASB-7250

Investment Adviser

Amundi Smith Breeden LLC

280 South Mangum Street, Suite 301

Durham, North Carolina 27701

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

ASB-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Thomas Lemke, and he is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$211,500	$0	$0	$44,300	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$35,000	$0	$0	$32,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,000	$0	$0	$4,500	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$25,400	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,000 and $4,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $0 for 2015.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.